                                                           Exhibit 99.906 CERT

                        State Street Research Securities Trust
                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
             (Subsections (a) and (b) of Section 1350, Chapter 63 of
                          Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the State Street Research Securities Trust, a Massachusetts business trust, (the "Trust"), does hereby certify that the Trust's report on Form N-CSR for the period ended October 31, 2004 (the "N-CSR") fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended, and information contained in the N-CSR fairly presents, in all material respects, the financial condition and the results of operations of the Trust. This certification is provided solely pursuant to 18 U.S.C. 1350 and shall not be deemed a part of the N-CSR, the financial statements filed with the N-CSR or otherwise "filed" for any purpose.

Date: January 6, 2005


                                          /s/ Douglas A. Romich
                                          Douglas A. Romich
                                          Treasurer

                        State Street Research Securities Trust
                                  Certification
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
            (Subsections (a) and (b) of Section 1350, Chapter 63 of
                         Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the State Street Research Securities Trust, a Massachusetts business trust, (the "Trust"), does hereby certify that the Trust's report on Form N-CSR for the period ended October 31, 2004 (the "N-CSR") fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended, and information contained in the N-CSR fairly presents, in all material respects, the financial condition and the results of operations of the Trust. This certification is provided solely pursuant to 18 U.S.C. 1350 and shall not be deemed a part of the N-CSR, the financial statements filed with the N-CSR or otherwise "filed" for any purpose.

Date: January 6, 2005


                                /s/ Richard S. Davis
                                Richard S. Davis
                                President, Chairman and Chief Executive Officer